UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 3, 2012

WHERE FOOD COMES FROM, INC.
(Exact Name of Registrant as Specified in its Charter)

Colorado (State or Other Jurisdiction of Incorporation)	333-133634 (Commission File Number)	43-1802805 (I.R.S. Employer Identification No.)

221 Wilcox, Suite A
Castle Rock, Colorado		80104
(Address of Principal Executive Offices)		(Zip Code)

(303) 895-3002
(Registrant’s Telephone Number, Including Area Code)

INTEGRATED MANAGEMENT INFORMATION, INC.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation

On August 14, 2012,  our Board of Directors and a majority of the holders of our Common Stock approved an amendment to our Articles of Incorporation to change our name from “Integrated Management Information, Inc.” to “Where Food Comes From, Inc.” A copy of Form DEF 14C was filed with the Securities and Exchange Commission on October 16, 2012 and is incorporated herein by reference.

On November 9, 2012, Integrated Management Information, Inc. filed Articles of Amendment with the Colorado Secretary of State to change its name effective as of November 15, 2012. A copy of the Articles of Amendment are attached as Exhibit 3.1 to this Current Report on Form 8-K.

Effective on Monday, December 3, 2012, the Company’s common stock was quoted under the new corporate name of “Where Food Comes From, Inc.” The shares of the common stock of the company continue to be listed under the symbol “WFCF.”

Item 9.01	Exhibits

 (d) Exhibits

Exhibit	Description
3.1	Articles of Amendment
99.1	Press release issued December 3, 2012

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHERE FOOD COMES FROM, INC. (Registrant)
	By:	/s/ Dannette Henning
Date: December 5, 2012		Dannette Henning
Chief Financial Officer